This Agreement and Plan of Merger (the "Agreement") is made and entered into as of October 10, 1996 by and among 1290 Associates, L.L.C., a New York limited liability company ("1290 LLC"), 237 Park Avenue Associates, L.L.C., a New York limited liability company ("237 LLC") and 237/1290 Upper Tier Associates, L.P., a Delaware limited partnership ("Surviving Entity").

            WHEREAS, on April 23, 1996, 1290 LLC and 237 LLC commenced cases under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

            WHEREAS, pursuant to the Second Amended Joint Plan of Reorganization of 1290 LLC and 237 LLC filed with the Bankruptcy Court (the "Plan"), 1290 LLC and 237 LLC will merge with and into Surviving Entity; and

            WHEREAS, by order dated September 20, 1996, the Bankruptcy Court confirmed the Plan and authorized the transactions contemplated hereby (the "Confirmation Order").

            NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LLC and Surviving Entity hereby agree as follows:

                                    ARTICLE 1

                                  DEFINITIONS

            "237 LLC" has the meaning set forth in the Preamble hereto.

            "1290 LLC" has the meaning set forth in the Preamble hereto.

            "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

            "Bankruptcy Court" has the meaning set forth in recitals hereto.

            "Building Corp" has the meaning set forth in Section
2.3 hereof.

            "Confirmation Order" has the meaning set forth in the Recitals hereto.

            "DRULPA" has the meaning set forth in Section 2.1 hereof.

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            "Effective Time" has the meaning set forth in
Section 2.1 hereof.

            "Encumbrance" means any lien, option, pledge, security interest, right of first refusal, or restriction on transfer.

            "Equityco" has the meaning set forth in Section 2.3 hereof.

            "ERISA" means the Employees Retirement Income Security Act of 1974, as amended.

            "JMB" has the meaning set forth in Section 2.3 hereof.

            "Merger" has the meaning set forth in Section 2.1 hereof.

            "NYLLCL" has the meaning set forth in Section 2.1 hereof.

            "O&Y Entities" has the meaning set forth in Section 2.3 hereof.

            "Person" means an individual, a corporation, a partnership, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

            "Plan" has the meaning set forth in the Recitals hereto.

            "Surviving Entity" has the meaning set forth in the Preamble to this Agreement.



                                   ARTICLE 2

                                   THE MERGER

            2.1 Merger of 1290 LLC and 237 LLC into Surviving Entity. 1290 LLC and 237 LLC shall be merged (the "Merger") with and into Surviving Entity, upon
(i) the filing of a certificate of merger with the Secretary of State of the State of New York pursuant to Article X, Section 1002 of the New York Limited Liability Company Law (the "NYLLCL") and (ii) the filing of a certificate of merger with the Secretary of State of the State of Delaware pursuant to Section 211 of the Delaware Revised Uniform Limited Partnership Act (the "DRULPA") (the time of the later of such filings is referred to herein as the "Effective Time"). At the Effective Time, the separate limited liability company

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existence of 1290 LLC and 237 LLC shall cease and Surviving Entity shall be the surviving entity and the separate limited partnership existence of Surviving Entity, with all of its purposes, objects, rights privileges and powers, shall continue unaffected and unimpaired by the Merger. The Merger shall be pursuant to the provisions of and with the effect provided in the NYLLCL and the DRULPA.

            2.2 Certificate of Limited Partnership. From the Effective Time and until further amended in accordance with the DRULPA, the Certificate of Limited Partnership of Surviving Entity shall be the Certificate of Limited Partnership of the surviving entity.

            2.3 Exchange of Member Interests in 1290 LLC and 237 LLC for Limited Partner Interests in Surviving Entity. At the Effective Time, (a) the member interests of O&Y NY Building Corp. ("Building Corp"), O&Y Equity Company, L.P., as debtor and debtor-in-possession ("Equityco"), and JMB/NYC Office Building Associates, L.P. ("JMB") in 1290 LLC and 237 LLC will be converted into an aggregate 2.6%, 49.9% and 46.5% partnership interest, respectively, as limited partners, in Surviving Entity; (b) Building Corp, Equityco and JMB will be admitted as limited partners of Surviving Entity; and (c) the current limited partner of Surviving Entity shall withdraw as a limited partner of Surviving Entity.

            2.4 Waiver of Rights to Use Names. Surviving Entity hereby waives any rights it may have or acquire to use the names "Olympia & York" or "O&Y" or to use computer software licensed to Olympia & York.

            2.5 Tax Intent. It is the intent of the parties to this Agreement that 1290 LLC shall be considered the continuing entity for tax purposes. In addition, the parties intend that the partnership liabilities of the Surviving Entity as of the Effective Time first be allocated to the historic 237 LLC Members (Building Corp., Equityco and JMB) in an amount equal to their negative capital accounts in 237 LLC immediately prior to the merger hereunder.

                                   ARTICLE 3

                                  CONDITIONS

            3.1 Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the issuance by the Bankruptcy Court of its order confirming the Plan and there not being in effect any preliminary or permanent injunction, decree or other order restraining or prohibiting the consummation of the transactions contemplated by this Agreement.

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                                   ARTICLE 4

                        REPRESENTATIONS AND WARRANTIES
                                    OF LLC

            Each of 1290 LLC and 237 LLC represents and warrants, as to itself, as follows:

            4.1 Existence and Authority. Each of 1290 LLC and 237 LLC is a limited liability company duly organized, validly existing and in good standing under the law of the State of New York and has the power and authority to enter into and to perform this Agreement. The execution, delivery and performance of this Agreement by each of 1290 LLC and 237 LLC has been duly authorized by all requisite actions and proceedings of such entity, subject to issuance by the Bankruptcy Court of the Confirmation Order, and this Agreement constitutes the valid and legally binding obligation of each such entity, enforceable against each such entity in accordance with its terms.

            4.2 Non-contravention. The execution, delivery and performance by each of 1290 LLC and 237 LLC of this Agreement and any related instruments and documents do not and will not (i) contravene the respective articles of organization or the operating agreements of such entities, (ii) violate or conflict with resolutions of the boards of managers or members of such entities, or (iii) result in any violation by either of such entities of any law, rule or regulation applicable to it or its assets or result in the creation of any Encumbrance with respect thereto.

            4.3 Capitalization; Title to Member Interests. Equityco and Building Corp own, beneficially and of record, 49.9% and 3.6%, respectively, of the member interests in each of 1290 LLC and 237 LLC, free and clear of all Encumbrances, other than ________. JMB owns, beneficially and of record, 46.5% of the member interests in each of 1290 LLC and 237 LLC, free and clear of all Encumbrances, other than Encumbrances created by the JMB Notes (as such term is defined in the Plan) and the related security agreements.

            4.4 Investments. None of 1290 LLC and 237 LLC has any investment (debt or equity), or any binding commitment to make any investment, in any corporation, joint venture, general or limited partnership, other business enterprise or other Person.

            4.5 Taxes. All tax returns required to be filed as of the Effective Time by, or with respect to, 1290 LLC and 237 LLC have been filed on a timely basis in accordance with the laws, regulations and administrative requirements of each taxing authority having jurisdiction over such entities. Each of 1290 LLC and 237 LLC has delivered to Surviving Entity copies of all

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such tax returns. All such tax returns that have been filed on or before the
Effective Time were, when filed, and continue to be, true, correct and complete.

            4.6 ERISA. The transactions contemplated by this Agreement will not give rise to any liability under Section 4069 of ERISA.

                                   ARTICLE 5

              REPRESENTATIONS AND WARRANTIES OF SURVIVING ENTITY

            Surviving Entity represents and warrants as follows:

            5.1 Existence and Authority of Surviving Entity. Surviving Entity is a limited partnership duly organized, validly existing and in good standing under the law of the State of Delaware and has the power and authority to enter into and to perform this Agreement. The execution, delivery and performance of this Agreement by Surviving Entity has been duly authorized by all requisite actions and proceedings of Surviving Entity this Agreement constitutes the valid and legally binding obligation of Surviving Entity, enforceable against Surviving Entity in accordance with its terms.

            5.2 Non-contravention. The execution, delivery and performance by Surviving Entity of this Agreement and any related instruments and documents do not and will not (i) contravene the certificate of limited partnership or limited partnership agreement of Surviving Entity, (ii) violate or conflict with resolutions of the board of directors of the partners of Surviving Entity, or
(iii) result in any violation by Surviving Entity of any law, rule or regulation applicable to it or its assets or result in the creation of any Encumbrance with respect thereto. Surviving Entity is not in violation of, or default under, any terms or provisions of its certificate of limited partnership or limited partnership agreement.

            5.3 Capitalization; Title to Partnership Interests. Building Corp. is the sole general partner of Surviving Entity and owns, beneficially and of record, a 1% partnership interest, as general partner, in Surviving Entity, free and clear of all Encumbrances. 237/1290 Upper Tier GP Corp. is the sole limited partner of Surviving Entity and owns, beneficially and of record, a 99% interest, as limited partner, in Surviving Entity, free and clear of all Encumbrances.

            5.4 Business. Surviving Entity has engaged in no business prior to the Effective Time, except in connection with its organization and this Agreement.



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                                   ARTICLE 6

                                 MISCELLANEOUS

            6.1 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of 1290 LLC, 237 LLC and Surviving Entity.

            6.2 Survivability. The representations and warranties of the parties set forth in Articles IV and V shall not survive the consummation of the transactions contemplated hereby.

            6.3 Captions; Counterparts. The captions in this Agreement are for convenience of reference only, do not form a part hereof and do not in any way modify, interpret or construe the intentions of the parties. This Agreement may be executed in two or more counterparts, all of which shall constitute one and the same instrument.

            6.4 Enforceability; Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unen- forceable in any respect.

            6.5 Entire Agreement. This Agreement and the Plan set forth the entire understanding of the parties with respect to the subject matter hereof.

            6.6 Waiver. No breach of any agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach.

            6.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of law provisions thereof.



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            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                    1290 ASSOCIATES, L.L.C.
                                    By:   O&Y NY Building Corp., as
                                          managing member

                                          By:   _______________________
                                                Name:
                                                Title:

                                    237 PARK AVENUE ASSOCIATES, L.L.C.
                                    By:   O&Y NY Building Corp., as
                                          managing member

                                          By:   _________________,
                                                Name:
                                                Title:


                                    237/1290 UPPER TIER ASSOCIATES, L.P.
                                    By:   O&Y NY Building Corp., as
                                          general partner

                                          By:   _______________________
                                                Name:
                                                Title:














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













                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                             1290 ASSOCIATES, L.L.C.

                       237 PARK AVENUE ASSOCIATES, L.L.C.

                                       AND

                      237/1290 UPPER TIER ASSOCIATES, L.P.


                          DATED AS OF OCTOBER 10, 1996



344127.7